SUPPLEMENT DATED FEBRUARY 17, 2011
TO THE AUL AMERICAN UNIT TRUST
PROSPECTUS DATED MAY 1, 2010

1.)
One of the investment options currently in the AUL American Unit Trust prospectus, the Vanguard Explorer Fund, will be replaced with the Vanguard Variable Insurance Fund Small Company Growth Portfolio. On December 29, 2010, the Securities and Exchange Commission issued an Order of Substitution allowing American United Life Insurance Company to substitute Vanguard Variable Insurance Fund Small Company Growth Portfolio as an investment option in the place of the Vanguard Explorer Fund (the “Retiring Investment Option”).  This substitution will take place on or around February 18, 2011. The investment objectives and primary risks of the Vanguard Variable Insurance Fund Small Company Growth Portfolio are the same as those of the Vanguard Explorer Fund and the investment objectives are substantially similar.  Further, the expense ratio of the Vanguard Variable Insurance Fund Small Company Growth Portfolio is lower than that of the Vanguard Explorer Fund.

Pursuant to the notices sent to affected participants, transfers and withdrawals can be made from the Retiring Investment Option at any time prior to 4pm EST February 17, 2011. Any account balances that have not been withdrawn or transferred out of the Retiring Investment Option by 4pm EST on February 17, 2011, will be mapped in accordance to the table outlined below.  For thirty (30) days after the substitution takes place, participants will be able to transfer balances out of the Mapped Investment Option into other investment options available under the Contract without the imposition of a transfer charge and without diminishing the number of free transfers that may be made in a Contract year.

Retiring Investment Option	Mapped Investment Option
Vanguard Explorer Fund	Vanguard Variable Insurance Fund Small Company Growth Portfolio

At the time of the transfer, the total dollar value invested in the Retiring Investment Option will be used to purchase units in the corresponding Mapped Investment Option. Requests made for the purchase of units in the Retiring Investment Option, or requests made for the addition of the Retiring Investment Option that are received after the effective date of the Retiring Investment Option's retirement will be treated as requests for the purchase of units in the Mapped Investment Option or for the addition of the Mapped Investment Option.  The dollar value of participant/plan accounts will not change as a result of this transaction.

No action needs to be taken by a participant to make this substitution effective. Confirmation of this transaction, including the total dollar value invested and number of units purchased in the Mapped Investment Option, will be mailed to affected participants.

If a participant does not want future contributions directed to the Mapped Investment Option, the participant should use OneAmerica TeleServeTM at 1-800-249-6269 or the visit the AUL Web site at www.accountservices.aul.com to change the future contribution investment option elections and transfer balances from the Retiring Investment into other investments.

If you have any questions, please contact the Participant Service Center at 1-800-249-6269.

2.)
Effective December 31, 2010, Nuveen Investments acquired the long-term asset management business of FAF Advisors, Inc.  As a result of this transaction, the following First American Funds have been renamed to reflect the acquisition.

The following Funds in Prospectus have been renamed as follows:

Original Name	Class	New Name	Class
First American Funds Mid Cap Growth Opportunities	Class A (Load Waived)	Nuveen Mid Cap Growth Opportunities	Class A (Load Waived)
First American Funds Mid Cap Growth Opportunities	Class R	Nuveen Mid Cap Growth Opportunities	Class R
First American Funds Mid Cap Index	Class R	Nuveen Mid Cap Index	Class R
First American Funds Mid Cap Value	Class A (Load Waived)	Nuveen Mid Cap Value	Class A (Load Waived)
First American Funds Mid Cap Value	Class R	Nuveen Mid Cap Value	Class R
First American Real Estate Securities	Class A (Load Waived)	Nuveen Real Estate Securities	Class A (Load Waived)
First American Real Estate Securities	Class R	Nuveen Real Estate Securities	Class R
First American Funds Small Cap Index	Class R	Nuveen Small Cap Index	Class R
First American Funds Small Cap Select	Class A (Load Waived)	Nuveen Small Cap Select	Class A (Load Waived)
First American Funds Small Cap Select	Class R	Nuveen Small Cap Select	Class R
First American Funds Small Cap Value	Class A (Load Waived)	Nuveen Small Cap Value	Class A (Load Waived)
First American Funds Small Cap Value	Class R	Nuveen Small Cap Value	Class R
First American Funds Strategy Growth Allocation	Class A (Load Waived)	Nuveen Strategy Growth Allocation	Class A (Load Waived)
First American Funds Strategy Growth Allocation	Class R	Nuveen Strategy Growth Allocation	Class R

This supplement should be retained with the Prospectus for future reference.